UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 24, 2006

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.             Entry Into a Material Definitive Agreement.

On August 24, 2006, Duke Realty Limited Partnership (the “Operating Partnership”), a limited partnership of which Duke Realty Corporation (the “Company”) is the sole general partner, completed the issuance and sale of $250,000,000 aggregate principal amount of its 5.625% Senior Notes Due 2011 (the “2011 Notes”) and $450,000,000 aggregate principal amount of its 5.95% Senior Notes due 2017 (the “2017 Notes,” and, together with the 2011 Notes, the “Notes”). The 2011 Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 24, 2006 (the “First Supplemental Indenture”), by and between the Operating Partnership and J.P. Morgan Trust Company, National Association, as Trustee.  The 2017 Notes were issued under the Indenture, as supplemented by the Second Supplemental Indenture, dated as of August 24, 2006 (the “Second Supplemental Indenture,” and, together with the First Supplemental Indenture, the “Supplemental Indentures”), by and between the Operating Partnership and J.P. Morgan Trust Company, National Association, as Trustee.

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-136173-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”).

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Registration Statement.  A conformed copy of the First Supplemental Indenture is incorporated into this Current Report on Form 8-K (this “Report”) as Exhibit 10.1, by reference to Exhibit 4.1 to the Operating Partnership’s Current Report on Form 8-K filed with the Commission on August 30, 2006.  A conformed copy of the Second Supplemental Indenture is incorporated is incorporated into this Report as Exhibit 10.2, by reference to Exhibit 4.2 to the Operating Partnership’s Current Report on Form 8-K filed with the Commission on August 30, 2006.  Pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Indenture and the Supplemental Indentures is incorporated into this Item 1.01 by this reference.  The above descriptions of the terms of the Indenture and the Supplemental Indentures are each qualified in their entirety by reference to the previously filed Indenture and the conformed copies of the Supplemental Indentures incorporated by reference into this Report.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, dated August 17, 2006, as filed with the Commission on August 22, 2006, pursuant to Rule 424(b)(5) of the Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated July 31, 2006, contained in the Registration Statement.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto.   By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
10.1

First Supplemental Indenture, dated as of August 24, 2006, by and between Duke Realty Limited Partnership and J.P. Morgan Trust Company, National Association, including the form of global note evidencing the 5.625% Senior Notes Due 2011 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Duke Realty Limited Partnership, filed with the Commission on August 30, 2006).

10.2

Second Supplemental Indenture, dated as of August 24, 2006, by and between Duke Realty Limited Partnership and J.P. Morgan Trust Company, National Association, including the form of global note evidencing the 5.95% Senior Notes Due 2017 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Duke Realty Limited Partnership, filed with the Commission on August 30, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date:  August 30, 2006